TRANSACTION. Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED


                                   CONFORMING                   NONCONFORMING                      TOTAL
------------------------------------------------------------------------------------------------------------
Total Balance                     282,827,299                    796,727,806                   1,079,555,105
Average Balance                     128,851                        213,600                        182,203
Loan Count                           2,195                          3,730                          5,925
WA Coupon                            7.135                          7.157                          7.152

Orig Term                             351                            353                            353
Rem Term                              351                            353                            352
Seasoning                              0                              0                              0

1st Lien %                           95.06                          96.52                          96.14
2nd Lien %                            4.94                          3.48                           3.86
FRM %                                11.30                          6.60                           7.83
ARM %                                88.70                          93.40                          92.17
Balloon %                             4.96                          3.44                           3.84
IO %                                 47.07                          68.01                          62.53
WA CLTV                              94.31                          93.42                          93.66
WA FICO                               647                            654                            652

Loan Purpose
Purchase                             43.27                          69.56                          62.67
Cash-out Refinance                   12.56                          7.13                           8.55
Rate/Term Refinance                  44.17                          23.31                          28.78

Documentation
Full                                 63.42                          37.14                          44.02
Reduced/Limited                       9.59                          13.48                          12.46
Stated                               26.99                          49.38                          43.51
NA / NI                               0.00                          0.00                           0.00

Occupancy
Primary                              97.06                          88.81                          90.97
Secondary/Investor                    0.00                          0.00                           0.00
Non-owner                             2.94                          11.19                          9.03

Property Type
SingleFamily                         67.08                          62.45                          63.66
MH                                    0.00                          0.00                           0.00

Top 3 States
First                               CA(19%)                        CA(48%)                        CA(41%)
Second                              IL(11%)                        FL(7%)                         IL(8%)
Third                               TX(11%)                        IL(7%)                         FL(7%)

ARM Characteristics
Margin                               5.569                          5.553                          5.557
Minimum Rate                         7.131                          7.146                          7.142
Life Cap                             12.812                        12.930                         12.900
Periodic Rate Cap                    1.000                          1.000                          1.000